Regulatory Information (Tables)	12 Months Ended
Dec. 31, 2023
Insurance [Abstract]
Schedule of statutory net income, surplus, contingency reserve and risk-to-capital ratio
The following table presents NMIC's statutory net income, statutory surplus, contingency reserve, statutory capital and risk-to-capital (RTC) ratio as of and for the years ended December 31, 2023, 2022 and 2021:

	As of and for the years ended December 31,
	2023	2022	2021
	(In Thousands)
Statutory net income	$104,464	$107,418	$34,975

Statutory surplus	963,085	980,225	893,848
Contingency reserve	1,573,360	1,266,038	1,036,639
Statutory capital (1)	$2,536,445	$2,246,263	$1,930,487

Risk-to-capital	11.4:1	11.1:1	11.6:1
(1)    Represents the total of the statutory surplus and contingency reserve.